EXHIBIT 10.2

ADDENDUM TO SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Addendum to Settlement Agreement and Mutual Release is dated as of September 24, 2015 (the “Addendum”) and has been executed for the purpose of clarifying the terms and conditions of the Settlement Agreement and Mutual Release dated as of September 24, 2015 (the “Settlement Agreement”) entered into by and among V3 Capital Partners, LLC, Scot Cohen, Oakway International, Ltd., North Haven Equities, LLC, Gaurav Malhotra, Richard Abbe, Jonathan Rudney, Matthew Hill and Kyle Pollack, and Sibling Group Holdings, Inc., together with its Affiliates as defined in the Settlement Agreement.

In consideration of the obligations, conditions, covenants and agreements set forth in the Settlement Agreement, the following are hereby acknowledged and agreed to:

1.  Scot Cohen agrees to be bound by all terms and conditions of the Settlement Agreement and to be added as a signatory to the Settlement Agreement, as evidenced by his signature to this Addendum, such signature to have the same force and effect as a signature to the Settlement Agreement.

2. Oakway International agrees to be bound by all terms and conditions of the Settlement Agreement and to be added as a signatory to the Settlement Agreement, as evidenced by its signature to this Addendum, such signature to have the same force and effect as a signature to the Settlement Agreement.

3. Scot Cohen and Oakway International Ltd. hereby agree and acknowledge that the terms and conditions of the Warrant A Shares to be retained by each of them pursuant to Paragraph 3 of the Settlement Agreement shall be the same terms and conditions of the Warrant A Shares as set forth in the Securities Purchase Agreement by and among Sibling Group Holdings, Inc., Shenzhen City Qianhai Xinshi Education Management Co., Ltd., Scot Cohen and Oakway International Ltd., dated as of February 27, 2015.

[Signature Page Follows]

SIBLING GROUP HOLDINGS, INC.		SCOT COHEN

By:	/s/ Dave Saba	/s/ Scot Cohen
Name:	Dave Saba	Scot Cohen
Title:	Chief Executive Officer

OAKWAY INTERNATIONAL		OAKWAY INTERNATIONAL LTD.

By:	/s/ Gaurav Malhotra	By:	/s/ Salim Bahadurali Hussein Jiwan Hirji
Name:	Gaurav Malhotra	Name:	Salim Bahadurali Hussein Jiwan Hirji
Title:	Authorized Officer	Title:	Director

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